                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Lynn J. Mangum
                                            ------------------------------------
                                            Name: Lynn J. Mangum
                                            Title: Chairman of the Board,
                                                   Chief Executive Officer
                                                   and Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Robert J. McMullan
                                            ------------------------------------
                                            Name: Robert J. McMullan
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Paul H. Bourke
                                            ------------------------------------
                                            Name: Paul H. Bourke
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Robert J. Casale
                                            ------------------------------------
                                            Name: Robert J. Casale
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Thomas A. Cooper
                                            ------------------------------------
                                            Name: Thomas A. Cooper
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Jay DeDapper
                                            ------------------------------------
                                            Name: Jay DeDapper
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ John J. Lyons
                                            ------------------------------------
                                            Name: John J. Lyons
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Neil P. Marcous
                                            ------------------------------------
                                            Name: Neil P. Marcous
                                            Title: Director

                                                                EXHIBIT NO. 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Robert J. McMullan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock"), to be offered and sold by selling stockholders of the Company, in connection with certain transactions approved by the Board of Directors of the Company, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of August, 1997.


                                            /s/ Thomas E. McInerney
                                            ------------------------------------
                                            Name: Thomas E. McInerney
                                            Title: Director